                                                           [MORGAN STANLEY LOGO]

Morgan Stanley
Quality Income Trust

A MUTUAL FUND THAT SEEKS HIGH CURRENT INCOME
CONSISTENT WITH SAFETY OF PRINCIPAL

                                                                   [COVER PHOTO]

                                                     Prospectus - April 29, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   4
                          FEES AND EXPENSES...........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   6
                          ADDITIONAL RISK INFORMATION.................................                   7
                          FUND MANAGEMENT.............................................                   8

Shareholder Information   PRICING FUND SHARES.........................................                   9
                          HOW TO BUY SHARES...........................................                   9
                          HOW TO EXCHANGE SHARES......................................                  11
                          HOW TO SELL SHARES..........................................                  12
                          DISTRIBUTIONS...............................................                  14
                          TAX CONSEQUENCES............................................                  14
                          SHARE CLASS ARRANGEMENTS....................................                  15

Financial Highlights      ............................................................                  23

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities with the potential to pay out income.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley Quality Income Trust (formerly, Morgan Stanley Intermediate Income Securities) seeks high current income consistent with safety of principal.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund will normally invest at least 80% of its assets in investment grade fixed-income securities. These securities may include corporate debt securities, preferred stocks, U.S. government securities, mortgage-backed securities, including collateralized mortgage obligations, asset-backed securities issued by foreign governments or corporations. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., considers domestic and international economic developments, interest rate trends, bond ratings and other factors relating to the issuers.

Fixed-income securities are debt securities such as bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

The Fund's investments in mortgage-backed securities may include "pass-through" securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They provide for monthly payments that are a "pass-through" of the monthly interest (either fixed or adjustable rates) and principal payments made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate of interest and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

The asset-backed securities in which the Fund may invest apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to the mortgage pass-through structures described above.

In addition, the Fund may invest in fixed-income securities rated lower than investment grade (commonly known as "junk bonds") and may invest in options and futures. The Fund may also utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. While the Fund invests primarily in investment grade fixed-income securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with investments in "junk bonds," options, futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART]
1993  8.75%
1994  -3.09%
1995  13.67%
1996  3.07%
1997  6.37%
1998  6.93%
1999  -1.86%
2000  5.21%
2001  6.33%
2002  6.38%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.79%.
During the periods shown in the bar chart, the highest return for a calendar quarter was 4.76% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -2.46% (quarter ended March 31, 1994).
Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
-------------------------------------------------------------------------------------------
                                  PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------
 Class A(1): Return Before
 Taxes                                    2.54%       4.49%            --           4.55%
-------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
 U.S. Government/Credit
 Index(2)                                 9.84%       7.48%            --           7.51%
-------------------------------------------------------------------------------------------
 Class B(1): Return Before
 Taxes                                    1.38%       4.21%          5.07%            --
-------------------------------------------------------------------------------------------
         Return After Taxes on
         Distributions(3)                 0.03%       2.28%          2.92%            --
-------------------------------------------------------------------------------------------
         Return After Taxes on
         Distributions and
         Sale of Fund Shares              0.83%       2.39%          2.97%            --
-------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
 U.S. Government/Credit
 Index(2)                                 9.84%       7.48%          7.08%            --
-------------------------------------------------------------------------------------------
 Class C(1): Return Before
 Taxes                                    5.26%       4.56%            --           4.56%
-------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
 U.S. Government/Credit
 Index(2)                                 9.84%       7.48%            --           7.51%
-------------------------------------------------------------------------------------------
 Class D(1): Return Before
 Taxes                                    6.95%       5.37%            --           5.38%
-------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate
 U.S. Government/Credit
 Index(2)                                 9.84%       7.48%            --           7.51%
-------------------------------------------------------------------------------------------

1    Classes A, C and D commenced
     operations on July 28, 1997. Class B
     commenced operations on May 3, 1989.
2    The Lehman Brothers Intermediate U.S.
     Government/Credit Index tracks the
     performance of U.S. government and
     corporate obligations, including U.S.
     government agency and Treasury
     securities and corporate and Yankee
     bonds with maturities of 1 to 10
     years. The Index does not include any
     expenses, fees or charges. The Index
     is unmanaged and should not be
     considered an investment.
3    These returns do not reflect any tax
     consequences from a sale of your
     shares at the end of each period, but
     they do reflect any applicable sales
     charges on such a sale.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2002.
[End Sidebar]

The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                               CLASS A     CLASS B     CLASS C     CLASS D
------------------------------------------------------------------------------------------
SHAREHOLDER FEES
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                         4.25%(1)   None        None        None
------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of
 the offering price or net asset value at
 redemption)                                   None(2)      5.00%(3)    1.00%(4)   None
------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------
 Management fee                                0.60%       0.60%       0.60%       0.60%
------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees         0.17%       0.85%       0.85%       None
------------------------------------------------------------------------------------------
 Other expenses                                0.27%       0.27%       0.27%       0.27%
------------------------------------------------------------------------------------------
 Total annual Fund operating expenses          1.04%       1.72%       1.72%       0.87%
------------------------------------------------------------------------------------------

                                     1    REDUCED FOR PURCHASES OF $25,000 AND
                                          OVER.
                                     2    INVESTMENTS THAT ARE NOT SUBJECT TO
                                          ANY SALES CHARGE AT THE TIME OF
                                          PURCHASE ARE SUBJECT TO A CONTINGENT
                                          DEFERRED SALES CHARGE ("CDSC") OF
                                          1.00% THAT WILL BE IMPOSED IF YOU
                                          SELL YOUR SHARES WITHIN ONE YEAR
                                          AFTER PURCHASE, EXCEPT FOR CERTAIN
                                          SPECIFIC CIRCUMSTANCES.
                                     3    THE CDSC IS SCALED DOWN TO 1.00%
                                          DURING THE SIXTH YEAR, REACHING ZERO
                                          THEREAFTER. SEE "SHARE CLASS
                                          ARRANGEMENTS" FOR A COMPLETE
                                          DISCUSSION OF THE CDSC.
                                     4    ONLY APPLICABLE IF YOU SELL YOUR
                                          SHARES WITHIN ONE YEAR AFTER
                                          PURCHASE.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

             IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
---------------------------------------------------  ----------------------------------
                 1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------  ----------------------------------
 Class A          $527    $742    $  975    $1,642    $527    $742     $975     $1,642
---------------------------------------------------  ----------------------------------
 Class B          $675    $842    $1,133    $2,030    $175    $542     $933     $2,030
---------------------------------------------------  ----------------------------------
 Class C          $275    $542    $  933    $2,030    $175    $542     $933     $2,030
---------------------------------------------------  ----------------------------------
 Class D          $ 89    $278    $  482    $1,073    $ 89    $278     $482     $1,073
---------------------------------------------------  ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Junk Bonds. The Fund may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade (commonly known as "junk bonds").

Options and Futures. The Fund also may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Portfolio Turnover. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the Fund's portfolio turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Junk Bonds. Fund investments in securities rated lower than investment grade (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities. This may result in a corresponding volatility in the Fund's net asset value.

Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

Forward Foreign Currency Exchange Contracts. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

                           The Fund's portfolio is managed within the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Stephen F. Esser, a Managing Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

[Sidebar]

CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
----------------------------------------------------------------------------------------
                                                                     MINIMUM INVESTMENT
                                                                     -------------------
INVESTMENT OPTIONS                                                   INITIAL  ADDITIONAL
----------------------------------------------------------------------------------------
 Regular Accounts                                                    $1,000     $100
----------------------------------------------------------------------------------------
 Individual Retirement Account                                       $1,000     $100
----------------------------------------------------------------------------------------
 Coverdell Education Savings                                         $ 500      $100
 Account
----------------------------------------------------------------------------------------
 EASYINVEST-SM-                                                      $ 100*     $100*
 (Automatically from your
 checking or savings account or
 Money Market Fund)
----------------------------------------------------------------------------------------

                                     *    PROVIDED YOUR SCHEDULE OF INVESTMENTS
                                          TOTALS $1,000 IN TWELVE MONTHS.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Quality Income Trust.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
 [ICON]             withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                            MAXIMUM
CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
----------------------------------------------------------------------------------------
 A        Maximum 4.25% initial sales charge reduced for purchase of
          $25,000 or more; shares sold without an initial sales charge
          are generally subject to a 1.0% CDSC during the first year         0.25%
----------------------------------------------------------------------------------------
 B        Maximum 5.0% CDSC during the first year decreasing to 0%
          after six years                                                    0.85%
----------------------------------------------------------------------------------------
 C        1.0% CDSC during the first year                                    0.85%
----------------------------------------------------------------------------------------
 D        None                                                            None
----------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF SINGLE                              PERCENTAGE OF      APPROXIMATE PERCENTAGE
TRANSACTION                               PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.25%                   2.30%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

                           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                           - A single account (including an individual, trust or
                             fiduciary account).

                           - Family member accounts (limited to husband, wife
                             and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                     CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE                     OF AMOUNT REDEEMED
 -----------------------------------------------------------------------------------
  First                                                      5.0%
 -----------------------------------------------------------------------------------
  Second                                                     4.0%
 -----------------------------------------------------------------------------------
  Third                                                      3.0%
 -----------------------------------------------------------------------------------
  Fourth                                                     2.0%
 -----------------------------------------------------------------------------------
  Fifth                                                      2.0%
 -----------------------------------------------------------------------------------
  Sixth                                                      1.0%
 -----------------------------------------------------------------------------------
  Seventh and thereafter                                     None
 -----------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including investments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years 1998 through 2002 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements for the year ended August 31, 2002, is included in the annual report, which is available upon request. The information for the six-month period ended February 28, 2003 is unaudited.

 Class A Shares
--------------------------------------------------------------------------------


                                   FOR THE SIX                               FOR THE YEAR ENDED AUGUST 31,
                                  MONTHS ENDED         --------------------------------------------------------------------------
                                FEBRUARY 28, 2003         2002            2001            2000            1999            1998
                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period                  $ 9.53             $ 9.35          $ 8.97          $ 9.30          $ 9.71          $ 9.59
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income               0.07               0.37            0.52            0.55            0.55            0.56
    Net realized and
    unrealized gain (loss)              0.23               0.19            0.38           (0.33)          (0.41)           0.13
                                     -------            -------          ------          ------          ------          ------
 Total income from
 investment operations                  0.30               0.56            0.90            0.22            0.14            0.69
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                     (0.17)             (0.38)          (0.52)          (0.55)          (0.55)          (0.57)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                               $ 9.66             $ 9.53          $ 9.35          $ 8.97          $ 9.30          $ 9.71
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                          3.16%(1)           6.17%          10.34%           2.49%           1.39%           7.30%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(3)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                               1.11%(2)           1.04%           1.21%           1.10%           1.08%           1.10%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                  1.51%(2)           4.03%           5.71%           6.02%           5.67%           5.80%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period, in thousands                $10,023            $10,730          $4,177          $4,196          $3,557          $3,457
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                 231%(1)            400%            358%            114%             99%             98%
---------------------------------------------------------------------------------------------------------------------------------


 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class B Shares
--------------------------------------------------------------------------------


                                        FOR THE SIX                           FOR THE YEAR ENDED AUGUST 31,
                                       MONTHS ENDED     -------------------------------------------------------------------------
                                     FEBRUARY 28, 2003    2002            2001            2000            1999            1998
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                     $ 9.45        $ 9.35          $ 8.98          $ 9.31          $ 9.70          $ 9.59
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income                     0.04          0.31            0.47            0.49            0.49            0.51
    Net realized and unrealized
    gain (loss)                               0.24          0.10            0.37           (0.33)          (0.39)           0.11
                                          --------      --------         -------         -------        --------        --------
 Total income from investment
 operations                                   0.28          0.41            0.84            0.16            0.10            0.62
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment
 income                                      (0.14)        (0.31)          (0.47)          (0.49)          (0.49)          (0.51)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period             $ 9.59        $ 9.45          $ 9.35          $ 8.98          $ 9.31          $ 9.70
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                2.98%(1)      4.58%           9.55%           1.80%           0.92%           6.53%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(3)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                     1.71%(2)      1.72%           1.84%           1.77%           1.75%           1.71%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                        0.91%(2)      3.35%           5.08%           5.35%           5.00%           5.19%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                $107,313      $103,238         $97,452         $82,964        $120,843        $151,515
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                       231%(1)       400%            358%            114%             99%             98%
---------------------------------------------------------------------------------------------------------------------------------


 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class C Shares
--------------------------------------------------------------------------------


                                   FOR THE SIX                               FOR THE YEAR ENDED AUGUST 31,
                                  MONTHS ENDED         --------------------------------------------------------------------------
                                FEBRUARY 28, 2003         2002            2001            2000            1999            1998
                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value,
 beginning of period                 $ 9.46              $ 9.36          $ 8.99          $ 9.32          $ 9.71          $ 9.61
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income              0.04                0.31            0.47            0.49            0.49            0.49
    Net realized and
    unrealized gain (loss)             0.24                0.10            0.37           (0.33)          (0.39)           0.11
                                     ------              ------          ------          ------          ------          ------
 Total income from
 investment operations                 0.28                0.41            0.84            0.16            0.10            0.60
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                    (0.14)              (0.31)          (0.47)          (0.49)          (0.49)          (0.50)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                              $ 9.60              $ 9.46          $ 9.36          $ 8.99          $ 9.32          $ 9.71
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                         2.97%(1)            4.57%           9.54%           1.80%           0.91%           6.39%
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(3)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                              1.71%(2)            1.72%           1.84%           1.77%           1.75%           1.71%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                 0.91%(2)            3.35%           5.08%           5.35%           5.00%           5.19%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of
 period, in thousands                $9,235              $6,415          $4,226          $1,738          $1,759            $457
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                231%(1)             400%            358%            114%             99%             98%
---------------------------------------------------------------------------------------------------------------------------------


 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

 Class D Shares
--------------------------------------------------------------------------------


                                             FOR THE SIX                         FOR THE YEAR ENDED AUGUST 31,
                                            MONTHS ENDED       ------------------------------------------------------------------
                                          FEBRUARY 28, 2003       2002          2001          2000          1999          1998
                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 9.43            $ 9.35        $ 8.98        $ 9.31        $ 9.70        $ 9.59
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income                        0.08              0.38          0.55          0.57          0.57          0.59
    Net realized and unrealized gain
    (loss)                                       0.23              0.09          0.37         (0.33)        (0.39)         0.11
                                               ------           -------        ------        ------        ------        ------
 Total income from investment
 operations                                      0.31              0.47          0.92          0.24          0.18          0.70
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment
 income                                         (0.18)            (0.39)        (0.55)        (0.57)        (0.57)        (0.59)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 9.56            $ 9.43        $ 9.35        $ 8.98        $ 9.31        $ 9.70
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                   3.31%(1)          5.23%        10.48%         2.67%         1.79%         7.43%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:(3)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                        0.86%(2)          0.87%         0.99%         0.92%         0.90%         0.86%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                           1.76%(2)          4.20%         5.93%         6.20%         5.85%         6.04%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                     $8,660           $11,943        $3,018        $6,834        $7,493        $5,726
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          231%(1)           400%          358%          114%           99%           98%
---------------------------------------------------------------------------------------------------------------------------------


 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Notes

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  Morgan Stanley Funds
-----------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Growth Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
 Allocator Fund
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Value Fund
 Value-Added Market Series - Equity Portfolio

- INCOME FUNDS
 Federal Securities Trust
 Flexible Income Trust
 High Yield Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 Quality Income Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- SPECIALTY FUNDS
 Biotechnology Fund
 Financial Services Trust
 Global Utilities Fund
 Health Sciences Trust
 Information Fund
 Natural Resource Development Securities
 Real Estate Fund
 Technology Fund
 Utilities Fund

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   IISAX      Class C:   IISCX
--------------------  --------------------

  Class B:   IISBX      Class D:   IISDX
--------------------  --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5654)
CLF#38557PRO

Morgan Stanley
Quality Income Trust

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT SEEKS
HIGH CURRENT INCOME
CONSISTENT WITH SAFETY
OF PRINCIPAL

                                                                  APRIL 29, 2003

STATEMENT OF ADDITIONAL INFORMATION

APRIL 29, 2003

MORGAN STANLEY
QUALITY
INCOME TRUST

----------------------------------------------------------------------

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated April 29, 2003) for the Morgan Stanley Quality Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley Quality Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

    I.  Fund History.....................................................    4
   II.  Description of the Fund and Its Investments and Risks............    4
        A. Classification................................................    4
        B. Investment Strategies and Risks...............................    4
        C. Fund Policies/Investment Restrictions.........................   12
  III.  Management of the Fund...........................................   14
        A. Board of Trustees.............................................   14
        B. Management Information........................................   14
        C. Compensation..................................................   19
   IV.  Control Persons and Principal Holders of Securities..............   21
    V.  Investment Management and Other Services.........................   21
        A. Investment Manager............................................   21
        B. Principal Underwriter.........................................   22
        C. Services Provided by the Investment Manager...................   22
        D. Dealer Reallowances...........................................   23
        E. Rule 12b-1 Plan...............................................   24
        F.  Other Service Providers......................................   28
        G. Codes of Ethics...............................................   28
   VI.  Brokerage Allocation and Other Practices.........................   28
        A. Brokerage Transactions........................................   28
        B. Commissions...................................................   29
        C. Brokerage Selection...........................................   29
        D. Directed Brokerage............................................   30
        E. Regular Broker-Dealers........................................   30
  VII.  Capital Stock and Other Securities...............................   30
 VIII.  Purchase, Redemption and Pricing of Shares.......................   31
        A. Purchase/Redemption of Shares.................................   31
        B. Offering Price................................................   31
   IX.  Taxation of the Fund and Shareholders............................   32
    X.  Underwriters.....................................................   34
   XI.  Calculation of Performance Data..................................   34
  XII.  Financial Statements.............................................   36

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- The Bank of New York.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Morgan Stanley Quality Income Trust, a registered open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust under a Declaration of Trust on September 1, 1988 with the name Intermediate Income Securities. On June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Intermediate Income Securities. Effective June 18, 2001, the Fund's name changed to Morgan Stanley Intermediate Income Securities. Effective April 29, 2003, the Fund's name changed to Morgan Stanley Quality Income Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to seek high current income consistent with safety of principal.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

    When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    MONEY MARKET SECURITIES. In addition to the fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of

OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    REVERSE REPURCHASE AGREEMENTS. The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund.

    Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

    1.  Seek high current income consistent with safety of principal.

The Fund MAY NOT:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer;

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States or its agencies or instrumentalities;

    4. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days;

    5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities;

    6. Borrow money, except that the Fund may borrow from banks for temporary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may enter into reverse repurchase agreements in an amount not exceeding 10% of the Fund's total assets;

    7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers;

    8. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

    9. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

    10. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings: For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

    12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (6) above, or by purchasing or selling futures contracts and related options;

    13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities;

    14.  Make short sales of securities;

    15. Purchase or sell commodities, except that the Fund may purchase or sell financial futures contracts and related options;

    16. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities;

    17. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

    18. Invest for the purpose of exercising control or management of any other issuer.

    In addition, the Fund, as a non-fundamental policy, will not invest in warrants, although it may acquire warrants attached to other securities purchased by the Fund.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                          POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING      OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*                PAST 5 YEARS              BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------------  ----------  -------------------------
Michael Bozic (62)        Trustee      Since        Retired; Director or Trustee of the      123      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               April 1994   Morgan Stanley Funds and TCW/DW Term              Corporation.
Maw                                                 Trust 2003; formerly Vice Chairman
Counsel to the                                      of Kmart Corporation (December
Independent                                         1998-October 2000), Chairman and
Trustees                                            Chief Executive Officer of Levitz
1675 Broadway                                       Furniture Corporation (November
New York, NY                                        1995-November 1998) and President
                                                    and Chief Executive Officer of Hills
                                                    Department Stores (May 1991-July
                                                    1995); formerly variously Chairman,
                                                    Chief Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears Merchandise
                                                    Group of Sears, Roebuck & Co.

------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                          POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING      OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*                PAST 5 YEARS              BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------------  ----------  -------------------------
Edwin J. Garn (70)        Trustee      Since        Director or Trustee of the Morgan        123      Director of Franklin
c/o Summit Ventures LLC                January      Stanley Funds and TCW/DW Term Trust               Covey (time management
1 Utah Center                          1993         2003; formerly United States Senator              systems), BMW Bank of
201 S. Main Street                                  (R- Utah)(1974-1992) and Chairman,                North America, Inc.
Salt Lake City, UT                                  Senate Banking Committee                          (industrial loan
                                                    (1980-1986); formerly Mayor of Salt               corporation), United
                                                    Lake City, Utah (1971-1974),                      Space Alliance (joint
                                                    Astronaut, Space Shuttle Discovery                venture between Lockheed
                                                    (April 12-19, 1985) and Vice                      Martin and the Boeing
                                                    Chairman, Huntsman Corporation                    Company) and Nuskin Asia
                                                    (chemical company); member of the                 Pacific (multilevel
                                                    Utah Regional Advisory Board of                   marketing); member of the
                                                    Pacific Corp.                                     board of various civic
                                                                                                      and charitable
                                                                                                      organizations.

Wayne E. Hedien (69)      Trustee      Since        Retired; Director or Trustee of the      123      Director of The PMI Group
c/o Mayer, Brown, Rowe &               September    Morgan Stanley Funds and TCW/DW Term              Inc. (private mortgage
Maw                                    1997         Trust 2003; formerly associated with              insurance); Trustee and
Counsel to the                                      the Allstate Companies (1966-1994),               Vice Chairman of The
Independent                                         most recently as Chairman of The                  Field Museum of Natural
Trustees                                            Allstate Corporation (March                       History; director of
1675 Broadway                                       1993-December 1994) and Chairman and              various other business
New York, NY                                        Chief Executive Officer of its                    and charitable
                                                    wholly-owned subsidiary, Allstate                 organizations.
                                                    Insurance Company (July
                                                    1989-December 1994).

Dr. Manuel H. Johnson     Trustee      Since        Chairman of the Audit Committee and      123      Director of NVR, Inc.
(54)                                   July 1991    Director or Trustee of the Morgan                 (home construction);
c/o Johnson Smick                                   Stanley Funds and TCW/DW Term Trust               Chairman and Trustee of
International, Inc.                                 2003; Senior Partner, Johnson Smick               the Financial Accounting
2099 Pennsylvania Avenue                            International, Inc., a consulting                 Foundation (oversight
NW                                                  firm; Co- Chairman and a founder of               organization of the
Suite 950                                           the Group of Seven Council (G7C), an              Financial Accounting
Washington, D.C. 20006                              international economic commission;                Standards Board);
                                                    formerly Vice Chairman of the Board               Director of RBS Greenwich
                                                    of Governors of the Federal Reserve               Capital Holdings
                                                    System and Assistant Secretary of                 (financial holding
                                                    the U.S. Treasury.                                company).

Michael E. Nugent (66)    Trustee      Since        Chairman of the Insurance Committee      214      Director of various
c/o Triumph Capital,                   July 1991    and Director or Trustee of the                    business organizations.
L.P.                                                Morgan Stanley Funds and TCW/DW Term
237 Park Avenue                                     Trust 2003; director/trustee of
New York, NY                                        various investment companies managed
                                                    by Morgan Stanley Investment
                                                    Management Inc. and Morgan Stanley
                                                    Investments LP (since July 2001);
                                                    General Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust Company and
                                                    BT Capital Corporation (1984-1988).

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                          POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING      OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*                PAST 5 YEARS              BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman of  Since        Chairman and Director or Trustee of      123      None
(69)                      the Board    July 1991    the Morgan Stanley Funds and TCW/DW
c/o Morgan Stanley Trust  and Trustee               Term Trust 2003; formerly Chairman,
Harborside Financial                                Chief Executive Officer and Director
Center,                                             of the Investment Manager, the
Plaza Two,                                          Distributor and Morgan Stanley
Jersey City, NJ                                     Services, Executive Vice President
                                                    and Director of Morgan Stanley DW,
                                                    Chairman and Director of the
                                                    Transfer Agent and Director and/or
                                                    officer of various Morgan Stanley
                                                    subsidiaries (until June 1998) and
                                                    Chief Executive Officer of the
                                                    Morgan Stanley Funds and the TCW/DW
                                                    Term Trusts (until September 2002).

James F. Higgins (55)     Trustee      Since June   Director or Trustee of the Morgan        123      None
c/o Morgan Stanley Trust               2000         Stanley Funds and TCW/DW Term Trust
Harborside Financial                                2003 (since June 2000); Senior
Center,                                             Advisor of Morgan Stanley (since
Plaza Two,                                          August 2000); Director of the
Jersey City, NJ                                     Distributor and Dean Witter Realty
                                                    Inc.; Director of AXA
                                                    Financial, Inc. and The Equitable
                                                    Life Assurance Society of the United
                                                    States (financial services);
                                                    previously President and Chief
                                                    Operating Officer of the Private
                                                    Client Group of Morgan Stanley (May
                                                    1999-August 2000), President and
                                                    Chief Operating Officer of
                                                    Individual Securities of Morgan
                                                    Stanley (February 1997-May 1999).

Philip J. Purcell (59)    Trustee      Since April  Director or Trustee of the Morgan        123      Director of American
1585 Broadway                          1994         Stanley Funds and TCW/DW Term Trust               Airlines, Inc. and its
New York, NY                                        2003; Chairman of the Board of                    parent company, AMR
                                                    Directors and Chief Executive                     Corporation.
                                                    Officer of Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the Board
                                                    of Directors and Chief Executive
                                                    Officer of Novus Credit Services
                                                    Inc.; Director and/or officer of
                                                    various Morgan Stanley subsidiaries.

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003; Trustee
                                                                        (since December 1999) and President and Chief Executive
                                                                        Officer (since October 2002) of the Van Kampen Open-End
                                                                        Funds and President and Chief Executive Officer (since
                                                                        December 2002) of the Van Kampen Closed-End Funds;
                                                                        previously Chief Strategic Officer of the Investment
                                                                        Manager and Morgan Stanley Services, Executive Vice
                                                                        President of the Distributor (April 1997-June 1998),
                                                                        Chief Executive Officer (September 2002-April 2003) and
                                                                        Vice President (May 1997-April 1999) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003, and Executive
                                                                        Vice President of Morgan Stanley.
Barry Fink (48)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000) of
                                                                        the Investment Manager and Morgan Stanley Services;
                                                                        Assistant Secretary of Morgan Stanley DW; Vice
                                                                        President, Secretary and General Counsel of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003; Managing
                                                                        Director, Director and Secretary of the Distributor;
                                                                        previously, Vice President and Assistant General
                                                                        Counsel of the Investment Manager and Morgan Stanley
                                                                        Services (February 1997-December 2001).
Thomas F. Caloia (57)           Treasurer        Since April 1989       Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                            and Morgan Stanley Services; Treasurer of the Morgan
Plaza Two,                                                              Stanley Funds. Formerly First Vice President of the
Jersey City, NJ                                                         Investment Manager, the Distributor and Morgan Stanley
                                                                        Services.
Ronald E. Robison (64)          Executive Vice   Since April 2003       Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas     President and                           Director (since February 1999) of the Investment
New York, NY                    Principal                               Manager and Morgan Stanley Services, Chief Executive
                                Executive                               Officer and Director of the Transfer Agent and
                                Officer                                 Executive Vice President and Principal Executive
                                                                        Officer of the Morgan Stanley Funds and TCW/DW Term
                                                                        Trust 2003 (since April 2003); previously Managing
                                                                        Director of the TCW Group Inc.
Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.
Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,    Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001); previously, Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).

  In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, JOANNE DOLDO, NATASHA KASSIAN, ELISA MITCHELL, ELIZABETH NELSON AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, a Senior Staff Attorney, are Assistant Secretaries of the Fund.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
       NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                      (AS OF DECEMBER 31, 2002)
------------------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                                   none                                           over $100,000
Edwin J. Garn                                   none                                           over $100,000
Wayne E. Hedien                                 none                                           over $100,000
Dr. Manuel H. Johnson                           none                                           over $100,000
Michael E. Nugent                               none                                           over $100,000
INTERESTED:
Charles A. Fiumefreddo                          none                                           over $100,000
James F. Higgins                                none                                           over $100,000
Philip J. Purcell                               none                                           over $100,000

  As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.

    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 31, 2002, the Audit Committee held 10 meetings.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended August 31, 2002, the Derivatives Committee held three meetings.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2002, the Insurance Committee held one meeting.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays

Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2002.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,650
Wayne E. Hedien...............................................       1,650
Dr. Manuel H. Johnson.........................................       2,400
Michael E. Nugent.............................................       2,150
Charles A. Fiumefreddo........................................         370

   The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.

                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   94 MORGAN
                                                                 STANLEY FUNDS
                                                                   AND OTHER
                                                                 FUNDS IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $159,650
Edwin J. Garn.................................................      159,650
Wayne E. Hedien...............................................      158,950
Dr. Manuel H. Johnson.........................................      226,063
Michael E. Nugent.............................................      296,475
Charles A. Fiumefreddo........................................      360,000

   As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "ADOPTING FUND" and each such Director/Trustee referred to as an "ELIGIBLE TRUSTEE") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director/ Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is

------------------------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five-year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended August 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of fiscal year ended August 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.

         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS

                                  FOR ALL ADOPTING FUNDS                  RETIREMENT
                             --------------------------------              BENEFITS                      ESTIMATED ANNUAL
                                ESTIMATED                                 ACCRUED AS                         BENEFITS
                                CREDITED                                   EXPENSES                     UPON RETIREMENT(2)
                                YEARS OF         ESTIMATED     --------------------------------  --------------------------------
                               SERVICE AT      PERCENTAGE OF                        BY ALL            FROM           FROM ALL
                               RETIREMENT        ELIGIBLE          BY THE          ADOPTING            THE           ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)     COMPENSATION         FUND             FUNDS            FUND             FUNDS
---------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Michael Bozic..............        10             60.44%           $  360           $18,457          $  907           $47,838
Edwin J. Garn..............        10             60.44               520            23,881             927            47,878
Wayne E. Hedien............         9             51.37               691            34,473             779            40,842
Dr. Manuel H. Johnson......        10             60.44               376            19,803           1,360            70,050
Michael E. Nugent..........        10             60.44               625            32,362           1,209            62,646

--------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote 1 on page 19.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following persons owned 5% or more of the outstanding shares of Class A of the Fund as of April 15, 2003: State Street Bank and Trust Co. for benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 -- 17.73% and FIIOC for benefit of Syracuse Orthopedic Specialists PC Retirement Incentive Savings Plan, 100 Magellan Way (KW1C), Covington, KY 41015-1987 -- 5.39%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of such daily net assets not exceeding $500 million; 0.50% to the portion of such daily net assets exceeding $500 million, but not exceeding $750 million; 0.40% to the portion of such daily net assets exceeding $750 million, but not exceeding
$1 billion; and 0.30% to the portion of such daily net assets exceeding
$1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $697,022, $604,029 and $672,310, during the fiscal years ended August 31, 2000, 2001 and 2002, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                  2002                2001                2000
                           ------------------  ------------------  ------------------
Class A..................   FSCs:(1)  $49,319   FSCs:(1)  $19,584   FSCs:(1)  $ 4,869
                           CDSCs:     $27,072  CDSCs:           0  CDSCs:           0
Class B..................  CDSCs:     $153,449 CDSCs:     $111,406 CDSCs:     $127,052
Class C..................  CDSCs:     $ 3,899  CDSCs:     $ 2,543  CDSCs:     $   752

--------------------------

(1)  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended August 31, 2002, of $827,963. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended August 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $8,041 and $39,782, respectively, which amounts are equal to 0.17% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $27,328,679 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 17.34% ($4,738,814) -- advertising and promotional expenses; (ii) 0.80% ($219,637) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 81.86% ($22,370,228) -- other expenses, including the gross sales credit and the carrying charge, of which 9.87% ($2,206,914) represents carrying charges, 37.32% ($8,347,612) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.81% ($11,815,702) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $5,717,327 as of August 31, 2002 (the end of the Fund's fiscal year), which was equal to 5.54% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $22,013 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to approximately 0.25% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not pay any brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any securities transactions with or through Morgan Stanley DW or Morgan Stanley & Co.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates currently serve as advisor to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended August 31, 2002, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended August 31, 2002, the Fund purchased securities issued by J.P. Morgan Chase & Co., Goldman Sachs Group Inc., Lehman Brothers Holdings, Inc. and Bank of America Corp., Inc., which issuers were among the top ten brokers or the top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2002, the Fund held securities issued by J.P. Morgan Chase & Co., Goldman Sachs Group Inc., Lehman Brothers Holdings, Inc., Credit Suisse First Boston USA, Inc., Chase Credit Card Master Trust and Chase Manhattan Auto Owner Trust, with market values of $509,719, $532,653, $1,033,706, $564,259, $850,705 and $1,547,677,
respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
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    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended February 28, 2003, calculated pursuant to this formula, were 1.78% for Class A, 1.27% for Class B, 1.27% for Class C and 2.11% for Class D.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003

CLASS                      INCEPTION DATE    1 YEAR     5 YEARS    10 YEARS  LIFE OF FUND
-----                      ---------------  ---------  ----------  --------  ------------
Class A..................       07/28/97      2.45%       4.37%      --           4.58%
Class B..................       05/03/89      1.39%       4.14%      4.83%       --
Class C..................       07/28/97      5.27%       4.49%      --           4.59%
Class D..................       07/28/97      6.96%       5.30%      --           5.41%

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003

CLASS                      INCEPTION DATE   1 YEAR     5 YEARS    10 YEARS  LIFE OF FUND
-----                      --------------  ---------  ----------  --------  ------------
Class A..................      07/28/97      6.99%       5.28%      --           5.40%
Class B..................      05/03/89      6.39%       4.48%      4.83%       --
Class C..................      07/28/97      6.27%       4.49%      --           4.59%
Class D..................      07/28/97      6.96%       5.30%      --           5.41%

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING FEBRUARY 28, 2003

CLASS                      INCEPTION DATE   1 YEAR     5 YEARS    10 YEARS  LIFE OF FUND
-----                      --------------  ---------  ----------  --------  ------------
Class A..................      07/28/97      6.99%      29.37%      --          34.13%
Class B..................      05/03/89      6.39%      24.47%     60.20%       --
Class C..................      07/28/97      6.27%      24.56%      --          28.51%
Class D..................      07/28/97      6.96%      29.44%      --          34.24%

    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 2003:

                                           INVESTMENT AT INCEPTION OF:
                                INCEPTION  ---------------------------
CLASS                             DATE:    $10,000  $50,000   $100,000
-----                           ---------  -------  --------  --------
Class A.......................  07/28/97   $12,843  $ 64,718  $130,441
Class B.......................  05/03/89    21,886   109,430   218,860
Class C.......................  07/28/97    12,851    64,255   128,510
Class D.......................  07/28/97    13,424    67,120   134,240

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                        PERIOD ENDING FEBRUARY 28, 2003

CALCULATION METHODOLOGY         INCEPTION DATE      1 YEAR      5 YEARS  10 YEARS
-----------------------         --------------  --------------  -------  --------
After taxes on
  distributions...............      05/03/89             0.12%   2.25%     2.70%
After taxes on distributions
  and redemptions.............      05/03/89             0.83%   2.35%     2.77%

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2002 included in this Statement of Additional Information and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. The financial statements of the Fund for the semi-annual period ended February 28, 2003 included in this Statement of Additional Information and incorporated by reference in the PROSPECTUS are unaudited.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             CORPORATE BONDS (25.8%)
             AEROSPACE & DEFENSE (1.3%)
 $   115     Boeing Capital Corp...............................       6.10%           03/01/11       $      116,402
     425     Lockheed Martin Corp..............................       7.25            05/15/06              473,761
     350     Raytheon Co.......................................       8.20            03/01/06              384,379
      60     Raytheon Co.......................................       8.30            03/01/10               68,263
     662     Systems 2001 Asset Trust - 144A* ***..............       6.664           09/15/13              708,327
                                                                                                     --------------
                                                                                                          1,751,132
                                                                                                     --------------
             AIR FREIGHT/COURIERS (0.2%)
     280     FedEx Corp........................................       7.25            02/15/11              312,533
                                                                                                     --------------
             AIRLINES (0.3%)
     368     Continental Airlines, Inc. (Class B)..............       6.545           02/02/19              331,511
     120     Southwest Airlines Co.............................       5.496           11/01/06              122,043
                                                                                                     --------------
                                                                                                            453,554
                                                                                                     --------------
             AUTO PARTS: O.E.M. (0.8%)
     265     Dana Corp.........................................       9.00            08/15/11              253,075
     365     Delphi Automotive Systems Corp....................       6.125           05/01/04              378,248
     265     Johnson Controls, Inc.............................       5.00            11/15/06              267,976
                                                                                                     --------------
                                                                                                            899,299
                                                                                                     --------------
             BROADCASTING (0.1%)
     125     Clear Channel Communications, Inc.................       7.25            09/15/03              126,845
                                                                                                     --------------
             BUILDING PRODUCTS (0.1%)
     160     Masco Corp........................................       4.625           08/15/07              161,228
                                                                                                     --------------
             CABLE/SATELLITE TV (0.2%)
     225     TCI Communications, Corp..........................       8.00            08/01/05              212,625
                                                                                                     --------------
             CASINO/GAMING (0.2%)
     290     Harrah's Operating Co., Inc.......................       8.00            02/01/11              318,198
                                                                                                     --------------
             CHEMICALS: AGRICULTURAL (0.1%)
     190     Monsanto Co.......................................       7.375           08/15/12              191,555
                                                                                                     --------------
             DEPARTMENT STORES (0.8%)
     450     Federated Department Stores, Inc..................       8.50            06/15/03              468,176
     130     May Department Stores Co..........................       6.875           11/01/05              143,829
     245     May Department Stores Co..........................       5.95            11/01/08              260,814
                                                                                                     --------------
                                                                                                            872,819
                                                                                                     --------------
             DRUGSTORE CHAINS (0.3%)
     425     CVS Corp..........................................       5.625           03/15/06              446,525
                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             ELECTRIC UTILITIES (0.5%)
 $    55     Detroit Edison Co.................................      6.125%           10/01/10       $       56,529
     505     Progressive Energy Inc............................       6.75            03/01/06              537,820
                                                                                                     --------------
                                                                                                            594,349
                                                                                                     --------------
             ELECTRICAL PRODUCTS (0.1%)
     170     Cooper Industries, Ltd. - 144A*...................       5.25            07/01/07              175,457
                                                                                                     --------------
             ENVIRONMENTAL SERVICES (0.2%)
     310     USA Waste Services, Inc...........................       7.125           10/01/07              322,386
                                                                                                     --------------
             FINANCE/RENTAL/LEASING (2.4%)
     625     American General Finance Corp.....................       5.875           07/14/06              657,586
   1,070     Ford Motor Credit Corp.***........................       7.375           10/28/09            1,046,994
     490     Household Finance Corp............................       6.40            06/17/08              497,834
     410     MBNA America Bank N.A.............................       6.50            06/20/06              420,811
     525     Toyota Motor Credit Corp..........................       5.65            01/15/07              562,656
                                                                                                     --------------
                                                                                                          3,185,881
                                                                                                     --------------
             FINANCIAL CONGLOMERATES (1.3%)
     425     Citigroup Inc.....................................       6.00            02/21/12              445,136
     100     Citigroup Inc.....................................       5.625           08/27/12              100,339
     660     General Electric Capital Corp.***.................       5.375           03/15/07              699,154
     360     J.P. Morgan Chase & Co............................       5.35            03/01/07              372,309
     130     J.P. Morgan Chase & Co............................       6.625           03/15/12              137,410
                                                                                                     --------------
                                                                                                          1,754,348
                                                                                                     --------------
             FOOD RETAIL (0.9%)
     425     Albertson's, Inc..................................       7.50            02/15/11              480,864
     425     Kroger Co.........................................       6.80            04/01/11              456,928
     100     Safeway Inc.......................................       6.15            03/01/06              108,080
      80     Safeway Inc.......................................       5.80            08/15/12               82,248
                                                                                                     --------------
                                                                                                          1,128,120
                                                                                                     --------------
             FOOD: MEAT/FISH/DAIRY (0.2%)
     230     Conagra Foods, Inc................................       6.00            09/15/06              243,705
                                                                                                     --------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
     200     United Mexican States (Mexico)....................       8.625           03/12/08              220,000
      75     United Mexican States (Mexico)....................       8.375           01/14/11               79,875
                                                                                                     --------------
                                                                                                            299,875
                                                                                                     --------------
             FOREST PRODUCTS (0.4%)
     530     Weyerhauser Co. - 144A*...........................       5.50            03/15/05              548,413
                                                                                                     --------------
             GAS DISTRIBUTORS (0.6%)
     470     Consolidated Natural Gas Co.......................       5.375           11/01/06              482,650

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $    70     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)..........................................      7.628%           09/15/06       $       73,459
     215     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
              (Qatar)..........................................       8.294           03/15/14              235,694
                                                                                                     --------------
                                                                                                            791,803
                                                                                                     --------------
             HOME BUILDING (0.4%)
     210     Centex Corp.......................................       7.875           02/01/11              235,238
     220     Pulte Homes, Inc..................................       7.875           08/01/11              239,724
                                                                                                     --------------
                                                                                                            474,962
                                                                                                     --------------
             HOME FURNISHINGS (0.1%)
     130     Mohawk Industries, Inc. (Class C).................       6.50            04/15/07              139,980
                                                                                                     --------------
             HOME IMPROVEMENT CHAINS (0.4%)
     520     Lowe's Companies Inc..............................       7.50            12/15/05              584,125
                                                                                                     --------------
             HOSPITAL/NURSING MANAGEMENT (1.0%)
     335     HCA Inc...........................................       7.125           06/01/06              354,029
     460     Manor Care, Inc...................................       8.00            03/01/08              473,800
     445     Tenet Healthcare Corp.............................       5.375           11/15/06              456,282
                                                                                                     --------------
                                                                                                          1,284,111
                                                                                                     --------------
             HOTELS/RESORTS/CRUISELINES (0.5%)
     150     Hyatt Equities LLC - 144A*........................       6.875           06/15/07              148,631
     195     Marriott International, Inc. (Series D)...........       8.125           04/01/05              214,210
     110     Marriott International, Inc. (Series E)...........       7.00            01/15/08              119,141
     195     Starwood Hotels Resorts Worldwide, Inc. -
              144A*............................................       7.375           05/01/07              190,613
                                                                                                     --------------
                                                                                                            672,595
                                                                                                     --------------
             INDUSTRIAL CONGLOMERATES (0.6%)
     515     Honeywell International, Inc......................       5.125           11/01/06              529,994
     220     United Technologies Corp..........................       6.10            05/15/12              236,935
                                                                                                     --------------
                                                                                                            766,929
                                                                                                     --------------
             INSURANCE BROKERS/SERVICES (0.3%)
     410     Marsh & McLennan Companies, Inc. - 144A*..........       5.375           03/15/07              431,819
                                                                                                     --------------
             INTEGRATED OIL (0.4%)
     305     Conoco Inc........................................       5.90            04/15/04              319,597
     225     ConocoPhillips....................................       8.50            05/25/05              254,422
                                                                                                     --------------
                                                                                                            574,019
                                                                                                     --------------
             INVESTMENT BANKS/BROKERS (1.6%)
     535     Credit Suisse First Boston USA, Inc...............       5.875           08/01/06              564,259

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $   490     Goldman Sachs Group Inc...........................      6.875%           01/15/11       $      532,653
   1,000     Lehman Brothers Holdings, Inc.***.................       6.125           07/15/03            1,033,706
                                                                                                     --------------
                                                                                                          2,130,618
                                                                                                     --------------
             INVESTMENT MANAGERS (0.6%)
     735     TIAA Global Markets - 144A* ***...................       5.00            03/01/07              768,920
                                                                                                     --------------
             LIFE/HEALTH INSURANCE (1.6%)
     365     Equitable Life Assurance Society - 144A*..........       6.95            12/01/05              395,953
     475     John Hancock Global Funding II - 144A*............       7.90            07/02/10              542,777
     500     Metropolitan Life Insurance Co. - 144A*...........       6.30            11/01/03              519,048
     335     Monumental Global Funding II - 144A*..............       6.05            01/19/06              358,241
      80     Nationwide Mutual Insurance - 144A*...............       6.50            02/15/04               83,744
     265     Prudential Funding LLC - 144A*....................       6.60            05/15/08              282,492
                                                                                                     --------------
                                                                                                          2,182,255
                                                                                                     --------------
             MAJOR BANKS (0.4%)
     475     First Union National Bank.........................       7.80            08/18/10              558,088
                                                                                                     --------------
             MAJOR TELECOMMUNICATIONS (0.5%)
     110     ALLTEL Corp.......................................       7.00            07/01/12              116,300
     480     Verizon New England Inc...........................       6.50            09/15/11              480,311
                                                                                                     --------------
                                                                                                            596,611
                                                                                                     --------------
             MANAGED HEALTH CARE (1.0%)
     340     Aetna, Inc........................................       7.875           03/01/11              360,467
     295     Health Net, Inc...................................       8.375           04/15/11              334,336
     270     UnitedHealth Group Inc............................       7.50            11/15/05              304,475
     250     Wellpoint Health Network, Inc.....................       6.375           06/15/06              267,439
                                                                                                     --------------
                                                                                                          1,266,717
                                                                                                     --------------
             MOTOR VEHICLES (1.2%)
     455     DaimlerChrysler North American Holdings Co........       8.00            06/15/10              507,691
   1,000     General Motors Corp.***...........................       7.20            01/15/11            1,019,970
                                                                                                     --------------
                                                                                                          1,527,661
                                                                                                     --------------
             MULTI-LINE INSURANCE (1.0%)
     545     AIG SunAmerica Global Finance - 144A*.............       6.30            05/10/11              585,858
     250     Farmers Insurance Exchange - 144A*................       8.50            08/01/04              232,628
     500     Hartford Financial Service Group, Inc. (The)......       7.75            06/15/05              557,651
                                                                                                     --------------
                                                                                                          1,376,137
                                                                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

             OIL & GAS PRODUCTION (0.2%)
 $   210     PEMEX Project Funding Master Trust - 144A*........      7.875%           02/01/09       $      216,563
                                                                                                     --------------
             PUBLISHING: NEWSPAPERS (0.3%)
     450     New America Holdings..............................       8.625           02/01/03              456,869
                                                                                                     --------------
             PULP & PAPER (0.2%)
     105     Abiliti-Consolidated Inc..........................       8.55            08/01/10              109,319
     105     MeadWestvaco Corp.................................       6.85            04/01/12              112,369
      70     Sappi Papier Holding AG - 144A* (Austria).........       6.75            06/15/12               74,151
                                                                                                     --------------
                                                                                                            295,839
                                                                                                     --------------
             RAILROADS (0.7%)
     535     Norfolk Southern Corp.............................       7.875           02/15/04              572,202
     395     Union Pacific Corp................................       5.84            05/25/04              412,574
                                                                                                     --------------
                                                                                                            984,776
                                                                                                     --------------
             REAL ESTATE INVESTMENT TRUSTS (0.8%)
     420     EOP Operating L.P.................................       6.763           06/15/07              447,863
     425     Simon Property Group L.P..........................       6.375           11/15/07              450,223
     115     Vornado Realty Trust..............................       5.625           06/15/07              116,077
                                                                                                     --------------
                                                                                                          1,014,163
                                                                                                     --------------
             SAVINGS BANKS (0.3%)
     365     GS Escrow Corp....................................       7.125           08/01/05              385,117
                                                                                                     --------------
             SERVICES TO THE HEALTH INDUSTRY (0.3%)
     335     Anthem Insurance - 144A*..........................       9.125           04/01/10              387,459
      85     Healthsouth Corp. - 144A*.........................       7.625           06/01/12               68,090
                                                                                                     --------------
                                                                                                            455,549
                                                                                                     --------------
             SPECIALTY TELECOMMUNICATIONS (0.2%)
   2,000     Frontier Corp.+...................................       7.25            05/15/04              210,000
                                                                                                     --------------
             Total Corporate Bonds
              (COST $34,771,124)...................................................................      34,145,073
                                                                                                     --------------
             U.S. Government Agencies & Obligations (33.1%)
             Federal National Mortgage Assoc.
     544     ..................................................       5.50            06/25/08              556,616
   4,000     ..................................................       6.00               **               4,077,500
   7,000     ..................................................       7.00               **               7,290,938
   3,200     ..................................................       7.50               **               3,368,000
   1,725     ..................................................       8.00        10/01/29-09/01/31       1,837,266
     720     Private Export Funding Corp.***...................       6.86            04/30/04              760,140

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $ 5,500     U.S. Treasury Note***.............................       3.50%           11/15/06       $    5,608,713
   7,300     U.S. Treasury Note***.............................       6.50            02/15/10            8,532,445
   9,125     U.S. Treasury Note***.............................       6.75            05/15/05           10,155,842
   2,300     U.S. Treasury Strip***............................       0.00            05/15/11            1,570,799
                                                                                                     --------------
             Total U.S. Government Agencies & Obligations
              (COST $43,528,675)...................................................................      43,758,259
                                                                                                     --------------
             Mortgage-Backed Securities (16.1%)
             Federal Home Loan Mortgage Corp.
  16,000     ..................................................       6.00               **              16,540,000
   4,464     ..................................................       8.00        08/01/29-06/01/31       4,753,916
                                                                                                     --------------
             Total Mortgage-Backed Securities
              (COST $21,142,245)...................................................................      21,293,916
                                                                                                     --------------
             Asset-Backed Securities (11.9%)
             FINANCE/RENTAL/LEASING
     700     BMW Vehicle Owner Trust...........................       4.46            05/25/07              728,331
     730     Capital Auto Receivables Asset Trust..............       3.58            10/16/06              741,813
     750     Capital Auto Receivables Asset Trust..............       4.50            10/15/07              779,657
     795     Chase Credit Card Master Trust....................       5.50            11/17/08              850,705
     700     Chase Manhattan Auto Owner Trust..................       4.24            09/15/08              722,882
     800     Chase Manhattan Auto Owner Trust..................       4.21            01/15/09              824,795
     700     Citibank Credit Card Issuance Trust...............       4.10            12/07/06              720,641
     800     Citibank Credit Card Issuance Trust...............       4.40            05/15/07              830,561
     475     Connecticut RRB Special Purpose Trust CL&P-1......       5.36            03/30/07              497,449
     457     Daimler Chrysler Auto Trust.......................       6.82            09/06/04              465,458
     800     Daimler Chrysler Auto Trust.......................       4.49            10/06/08              832,311
     400     Ford Credit Auto Owner Trust......................       4.14            12/15/05              410,482
     225     Ford Credit Auto Owner Trust......................       4.75            08/15/06              235,353
     750     Ford Credit Auto Owner Trust......................       3.79            09/15/06              766,365
     700     Harley-Davidson Motorcycle Trust..................       4.50            01/15/10              726,663
     600     Harley-Davidson Motorcycle Trust..................       3.09            06/15/10              600,617
     500     Honda Auto Receivables Owner Trust................       3.50            10/17/05              508,449
     850     Honda Auto Receivables Owner Trust................       4.49            09/17/07              883,686
     600     MBNA Credit Card Master Trust.....................       3.90            11/15/07              614,688
     235     MMCA Automobile Trust.............................       7.00            06/15/04              237,806
     750     National City Auto Receivables Trust..............       4.04            07/15/06              769,609
     400     Nissan Auto Receivables Owner Trust...............       3.58            09/15/05              407,179
     325     Nissan Auto Receivables Owner Trust...............       4.80            02/15/07              338,266

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON           MATURITY
THOUSANDS                                                             RATE              DATE             VALUE

-------------------------------------------------------------------------------------------------------------------

 $   600     Nissan Auto Receivables Owner Trust...............       4.60%           09/17/07       $      625,224
     600     Nordstrom Private Label Credit Card - 144A*.......       4.82            04/15/10              622,046
                                                                                                     --------------
             Total Asset-Backed Securities
              (COST $15,279,745)...................................................................      15,741,036
                                                                                                     --------------
             Short-Term Investments (36.7%)
             U.S. Government Agency (a) (16.1)
  21,300     Federal National Mortgage Assoc.
              (COST $21,297,870)...............................       1.80            09/03/02           21,296,805
                                                                                                     --------------
             Repurchase Agreements (20.6%)
  26,000     Joint repurchase agreement account (dated
             08/30/02; proceeds $26,005,417) (b)
             (COST $26,000,000)................................       1.875           09/03/02           26,000,000
   1,257     The Bank of New York (dated 08/30/02; proceeds
              $1,257,396) (c)
              (COST $1,257,169)................................       1.625           09/03/02            1,257,169
                                                                                                     --------------
             Total Repurchase Agreements
              (COST $27,257,169)...................................................................      27,257,169
                                                                                                     --------------
             Total Short-Term Investments
              (COST $48,555,039)...................................................................      48,553,974
                                                                                                     --------------

           Total Investments
            (COST $163,276,828) (d)..........................      123.6%        163,492,258
           Liabilities in Excess of Other Assets.............      (23.6)        (31,166,513)
                                                                   -----      --------------
           Net Assets........................................      100.0%     $  132,325,745
                                                                   =====      ==============

---------------------

  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
  +   NON-INCOME PRODUCING SECURITY. BOND IN DEFAULT.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (C)  COLLATERALIZED BY U.S. TREASURY BILL 6.63% DUE 02/20/03 VALUED AT
      $1,282,317.
 (D) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,213,321 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,997,891, RESULTING IN NET UNREALIZED APPRECIATION OF $215,430.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2002

Assets:
Investments in securities, at value (cost
 $163,276,828)....................................  $   163,492,258
Receivable for:
  Investments sold................................        2,235,994
  Interest........................................        1,078,111
  Shares of beneficial interest sold..............          378,171
Prepaid expenses and other assets.................           70,167
                                                    ---------------
    Total Assets..................................      167,254,701
                                                    ---------------
Liabilities:
Payable for:
  Investments purchased...........................       34,474,320
  Shares of beneficial interest redeemed..........          130,168
  Distribution fee................................           79,145
  Investment management fee.......................           63,866
  Dividends and distributions to shareholders.....           20,283
Accrued expenses and other payables...............          161,174
                                                    ---------------
    Total Liabilities.............................       34,928,956
                                                    ---------------
    Net Assets....................................  $   132,325,745
                                                    ===============
Composition of Net Assets:
Paid-in-capital...................................  $   146,023,699
Net unrealized appreciation.......................          215,430
Accumulated undistributed net investment income...          481,946
Accumulated net realized loss.....................      (14,395,330)
                                                    ---------------
    Net Assets....................................  $   132,325,745
                                                    ===============
Class A Shares:
Net Assets........................................      $10,729,863
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        1,125,401
    Net Asset Value Per Share.....................  $          9.53
                                                    ===============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET
     VALUE).......................................  $          9.95
                                                    ===============
Class B Shares:
Net Assets........................................     $103,237,724
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       10,926,656
    Net Asset Value Per Share.....................  $          9.45
                                                    ===============
Class C Shares:
Net Assets........................................       $6,415,016
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................          678,051
    Net Asset Value Per Share.....................  $          9.46
                                                    ===============
Class D Shares:
Net Assets........................................      $11,943,142
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        1,266,876
    Net Asset Value Per Share.....................  $          9.43
                                                    ===============

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2002

Net Investment Income:
Interest Income...................................  $5,677,068
                                                    ----------

Expenses
Distribution fee (Class A shares).................       8,041
Distribution fee (Class B shares).................     827,963
Distribution fee (Class C shares).................      39,782
Investment management fee.........................     672,310
Transfer agent fees and expenses..................     119,428
Professional fees.................................      53,750
Shareholder reports and notices...................      46,163
Registration fees.................................      35,713
Trustees' fees and expenses.......................      18,488
Custodian fees....................................      10,988
Other.............................................      14,455
                                                    ----------
    Total Expenses................................   1,847,081
                                                    ----------
    Net Investment Income.........................   3,829,987
                                                    ----------

Net Realized and Unrealized Gain (Loss):
Net realized gain.................................   2,245,051
Net change in unrealized appreciation.............  (1,010,383)
                                                    ----------
    Net Gain......................................   1,234,668
                                                    ----------
Net Increase......................................  $5,064,655
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED
                                          AUGUST 31, 2002  AUGUST 31, 2001
                                          ---------------  ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $  3,829,987     $  5,187,770
Net realized gain (loss)................      2,245,051       (2,925,576)
Net change in unrealized
 appreciation/depreciation..............     (1,010,383)       6,900,760
                                           ------------     ------------
    Net Increase........................      5,064,655        9,162,954
                                           ------------     ------------

Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................       (179,929)        (255,861)
Class B shares..........................     (3,265,862)      (4,494,457)
Class C shares..........................       (155,164)        (139,612)
Class D shares..........................       (218,659)        (297,896)
                                           ------------     ------------
    Total Dividends.....................     (3,819,614)      (5,187,826)
                                           ------------     ------------

Net increase from transactions in shares
 of beneficial interest.................     22,208,366        9,164,923
                                           ------------     ------------

    Net Increase........................     23,453,407       13,140,051

Net Assets:
Beginning of period.....................    108,872,338       95,732,287
                                           ------------     ------------

End of Period (Includingaccumulated
 undistributed net investment income of
 $481,946 and $0, respectively).........   $132,325,745     $108,872,338
                                           ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002

1. Organization and Accounting Policies

Morgan Stanley Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement , the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of the daily net asset exceeding $1 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,717,327 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A, Class B shares and Class C shares of $27,072 $153,449, and $3,899, respectively and received $49,319, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended August 31, 2002, aggregated $446,492,812, and $431,733,894, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $85,324,806 and $69,947,580, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $1,600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,982. At August 31, 2002, the Fund had an accrued pension liability of $58,057 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status

At August 31, 2002, the Fund had a net capital loss carryover of approximately $13,345,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

              AMOUNT IN THOUSANDS
------------------------------------------------
 2003   2004   2005   2006   2008    2009   2010
------  ----  ------  ----  ------  ------  ----
$6,103  $313  $2,351  $200  $1,146  $2,892  $340
======  ====  ======  ====  ======  ======  ====

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,054,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and book amortization of discounts on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $2,194, accumulated net realized loss was charged $551,329 and accumulated undistributed net investment income was credited $553,523.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR               FOR THE YEAR
                                         ENDED                      ENDED
                                    AUGUST 31, 2002            AUGUST 31, 2001
                                ------------------------  --------------------------
                                  SHARES       AMOUNT       SHARES        AMOUNT
                                ----------  ------------  -----------  -------------
CLASS A SHARES
Sold..........................   4,601,318  $ 43,662,281    7,160,192  $  65,969,733
Reinvestment of dividends.....      16,108       151,661       21,414        196,326
Redeemed......................  (3,938,770)  (37,318,849)  (7,202,733)   (66,362,923)
                                ----------  ------------  -----------  -------------
Net increase (decrease) --
  Class A.....................     678,656     6,495,093      (21,127)      (196,864)
                                ----------  ------------  -----------  -------------
CLASS B SHARES
Sold..........................   8,301,113    77,663,399   19,706,825    181,063,205
Reinvestment of dividends.....     229,053     2,136,654      287,444      2,636,410
Redeemed......................  (8,023,847)  (75,013,877) (18,816,932)  (172,689,568)
                                ----------  ------------  -----------  -------------
Net increase -- Class B.......     506,319     4,786,176    1,177,337     11,010,047
                                ----------  ------------  -----------  -------------
CLASS C SHARES
Sold..........................   1,056,702     9,887,000    1,084,741     10,064,504
Reinvestment of dividends.....      13,255       123,842       12,413        114,294
Redeemed......................    (843,310)   (7,894,423)    (839,079)    (7,765,717)
                                ----------  ------------  -----------  -------------
Net increase -- Class C.......     226,647     2,116,419      258,075      2,413,081
                                ----------  ------------  -----------  -------------
CLASS D SHARES
Sold..........................   1,856,116    17,358,806      222,801      2,043,016
Reinvestment of dividends.....      14,251       132,783       29,557        269,491
Redeemed......................    (926,421)   (8,680,911)    (690,813)    (6,373,848)
                                ----------  ------------  -----------  -------------
Net increase (decrease) --
  Class D.....................     943,946     8,810,678     (438,455)    (4,061,341)
                                ----------  ------------  -----------  -------------
Net increase in Fund..........   2,355,568  $ 22,208,366      975,830  $   9,164,923
                                ==========  ============  ===========  =============

Morgan Stanley Intermediate Income Securities
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

7. Change in Accounting Policy

Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $81,950 decrease in the cost of securities and a corresponding decrease to net investment income based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $11,554; decrease unrealized appreciation by $361,558; and increase net realized gains by $350,004. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class A Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35      $ 8.97       $ 9.30       $ 9.71       $ 9.59
                              ------      ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.37        0.52         0.55         0.55         0.56
  Net realized and
   unrealized gain
   (loss)................       0.19        0.38        (0.33)       (0.41)        0.13
                              ------      ------       ------       ------       ------
Total income from
 investment operations...       0.56        0.90         0.22         0.14         0.69
                              ------      ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.38)      (0.52)       (0.55)       (0.55)       (0.57)
                              ------      ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.53      $ 9.35       $ 8.97       $ 9.30       $ 9.71
                              ======      ======       ======       ======       ======

Total Return+............       6.17%      10.34%        2.49%        1.39%        7.30%

Ratios to Average Net
 Assets:(1)
Expenses.................       1.04%       1.21%        1.10%        1.08%        1.10%
Net investment income....       4.03%(2)     5.71%       6.02%        5.67%        5.80%

Supplemental Data:
Net assets, end of
 period, in thousands....    $10,730      $4,177       $4,196       $3,557       $3,457
Portfolio turnover
 rate....................        400%        358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANACIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class B Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35       $ 8.98       $ 9.31       $ 9.70       $ 9.59
                              ------       ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.31         0.47         0.49         0.49         0.51
  Net realized and
   unrealized gain
   (loss)................       0.10         0.37        (0.33)       (0.39)        0.11
                              ------       ------       ------       ------       ------
Total income from
 investment operations...       0.41         0.84         0.16         0.10         0.62
                              ------       ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.31)       (0.47)       (0.49)       (0.49)       (0.51)
                              ------       ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.45       $ 9.35       $ 8.98       $ 9.31       $ 9.70
                              ======       ======       ======       ======       ======

Total Return+............       4.58%        9.55%        1.80%        0.92%        6.53%

Ratios to Average Net
 Assets:(1)
Expenses.................       1.72%        1.84%        1.77%        1.75%        1.71%
Net investment income....       3.35%(2)      5.08%       5.35%        5.00%        5.19%

Supplemental Data:
Net assets, end of
 period, in thousands....   $103,238      $97,452      $82,964     $120,843     $151,515
Portfolio turnover
 rate....................        400%         358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANACIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class C Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 9.36       $ 8.99       $ 9.32       $ 9.71        $ 9.61
                             ------       ------       ------       ------        ------
Income from investment
 operations:
  Net investment
   income................      0.31         0.47         0.49         0.49          0.49
  Net realized and
   unrealized gain
   (loss)................      0.10         0.37        (0.33)       (0.39)         0.11
                             ------       ------       ------       ------        ------
Total income from
 investment operations...      0.41         0.84         0.16         0.10          0.60
                             ------       ------       ------       ------        ------

Less dividends from net
 investment income.......     (0.31)       (0.47)       (0.49)       (0.49)        (0.50)
                             ------       ------       ------       ------        ------

Net asset value, end of
 period..................    $ 9.46       $ 9.36       $ 8.99       $ 9.32        $ 9.71
                             ======       ======       ======       ======        ======

Total Return+............      4.57%        9.54%        1.80%        0.91%         6.39%

Ratios to Average Net
 Assets:(1)
Expenses.................      1.72%        1.84%        1.77%        1.75%         1.71%
Net investment income....      3.35%(2)     5.08%        5.35%        5.00%         5.19%

Supplemental Data:
Net assets, end of
 period, in thousands....    $6,415       $4,226       $1,738       $1,759          $457
Portfolio turnover
 rate....................       400%         358%         114%          99%           98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANACIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class D Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 9.35      $ 8.98       $ 9.31       $ 9.70       $ 9.59
                              ------      ------       ------       ------       ------
Income from investment
 operations:
  Net investment
   income................       0.38        0.55         0.57         0.57         0.59
  Net realized and
   unrealized gain
   (loss)................       0.09        0.37        (0.33)       (0.39)        0.11
                              ------      ------       ------       ------       ------
Total income from
 investment operations...       0.47        0.92         0.24         0.18         0.70
                              ------      ------       ------       ------       ------

Less dividends from net
 investment income.......      (0.39)      (0.55)       (0.57)       (0.57)       (0.59)
                              ------      ------       ------       ------       ------

Net asset value, end of
 period..................     $ 9.43      $ 9.35       $ 8.98       $ 9.31       $ 9.70
                              ======      ======       ======       ======       ======

Total Return+............       5.23%      10.48%        2.67%        1.79%        7.43%

Ratios to Average Net
 Assets:(1)
Expenses.................       0.87%       0.99%        0.92%        0.90%        0.86%
Net investment income....       4.20%(2)     5.93%       6.20%        5.85%        6.04%

Supplemental Data:
Net assets, end of
 period, in thousands....    $11,943      $3,018       $6,834       $7,493       $5,726
Portfolio turnover
 rate....................        400%        358%         114%          99%          98%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.01%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANACIAL STATEMENTS

Morgan Stanley Intermediate Income Securities
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Intermediate Income Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Intermediate Income Securities (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Intermediate Income Securities as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 10, 2002

                      2002 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended August 31, 2002, 24.91% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                         COUPON        MATURITY
THOUSANDS                                                          RATE           DATE             VALUE

------------------------------------------------------------------------------------------------------------

             Corporate Bonds (24.7%)
             AEROSPACE & DEFENSE (0.8%)
 $   160     Boeing Capital Corp...............................   6.10 %        03/01/11        $    169,311
     425     Lockheed Martin Corp..............................    7.25         05/15/06             481,380
      60     Raytheon Co.......................................    8.30         03/01/10              71,356
     383     Systems 2001 Asset Trust -- 144A*.................   6.664         09/15/13             417,783
                                                                                                ------------
                                                                                                   1,139,830
                                                                                                ------------
             AIR FREIGHT/COURIERS (0.2%)
     280     FedEx Corp........................................    7.25         02/15/11             325,195
                                                                                                ------------
             AIRLINES (0.3%)
     357     Continental Airlines, Inc. (Series 991A)..........   6.545         02/02/19             301,259
     120     Southwest Airlines Co.............................   5.496         11/01/06             128,733
                                                                                                ------------
                                                                                                     429,992
                                                                                                ------------
             AUTO PARTS: O.E.M. (0.7%)
     265     Dana Corp.........................................    9.00         08/15/11             268,975
     365     Delphi Automotive Systems Corp....................   6.125         05/01/04             377,840
     265     Johnson Controls, Inc.............................    5.00         11/15/06             281,524
                                                                                                ------------
                                                                                                     928,339
                                                                                                ------------
             BROADCASTING (0.1%)
     125     Clear Channel Communications, Inc.................    7.25         09/15/03             128,032
                                                                                                ------------
             BUILDING PRODUCTS (0.1%)
     160     Masco Corp........................................   4.625         08/15/07             165,389
                                                                                                ------------
             CABLE/SATELLITE TV (0.5%)
     135     Comcast Corp......................................    6.50         01/15/15             142,809
     190     Cox Communications, Inc...........................   7.125         10/01/12             216,218
     225     TCI Communications, Corp..........................    8.00         08/01/05             243,227
                                                                                                ------------
                                                                                                     602,254
                                                                                                ------------
             CASINO/GAMING (0.2%)
     290     Harrah's Operating Co., Inc.......................    8.00         02/01/11             328,693
                                                                                                ------------
             CHEMICALS: AGRICULTURAL (0.2%)
     190     Monsanto Co.......................................   7.375         08/15/12             213,463
                                                                                                ------------
             DEPARTMENT STORES (0.5%)
     200     Federated Department Stores, Inc..................    8.50         06/01/10             241,379
     130     May Department Stores Co..........................   6.875         11/01/05             142,922
     245     May Department Stores Co..........................    5.95         11/01/08             266,772
                                                                                                ------------
                                                                                                     651,073
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

             DRUGSTORE CHAINS (0.3%)
 $   425     CVS Corp..........................................   5.625%        03/15/06        $    463,200
                                                                                                ------------
             ELECTRIC UTILITIES (0.3%)
     105     Cincinnati Gas & Electric Co......................    5.70         09/15/12             111,325
      55     Detroit Edison Co.................................   6.125         10/01/10              61,138
      50     Florida Power & Light Co..........................    4.85         02/01/13              52,209
     130     Public Service Electric & Gas Co..................    5.00         01/01/13             133,910
                                                                                                ------------
                                                                                                     358,582
                                                                                                ------------
             ELECTRICAL PRODUCTS (0.1%)
     170     Cooper Industries Inc.............................    5.25         07/01/07             177,525
                                                                                                ------------
             ENVIRONMENTAL SERVICES (0.3%)
     310     USA Waste Services, Inc...........................   7.125         10/01/07             345,036
                                                                                                ------------
             FINANCE/RENTAL/LEASING (2.0%)
     625     American General Finance Corp.....................   5.875         07/14/06             680,099
     265     Ford Motor Credit Co..............................    7.25         10/25/11             254,617
     800     Ford Motor Credit Co..............................   7.375         10/28/09             790,749
     335     MBNA Corp.........................................   6.125         03/01/13             340,611
     525     Toyota Motor Credit Corp..........................    5.65         01/15/07             578,954
                                                                                                ------------
                                                                                                   2,645,030
                                                                                                ------------
             FINANCIAL CONGLOMERATES (1.1%)
      40     Boeing Capital Corp...............................    6.50         02/15/12              43,247
     170     Boeing Capital Corp...............................    5.80         01/15/13             176,117
     425     Citigroup Inc.....................................    6.00         02/21/12             473,595
     100     Citigroup Inc.....................................   5.625         08/27/12             107,724
     660     General Electric Capital Corp.....................   5.375         03/15/07             716,744
                                                                                                ------------
                                                                                                   1,517,427
                                                                                                ------------
             FOOD RETAIL (0.9%)
     425     Albertson's, Inc..................................    7.50         02/15/11             497,489
     425     Kroger Co.........................................    6.80         04/01/11             474,085
     160     Safeway Inc.......................................    6.15         03/01/06             174,090
                                                                                                ------------
                                                                                                   1,145,664
                                                                                                ------------
             FOOD: MEAT/FISH/DAIRY (0.2%)
     230     Conagra Foods, Inc................................    6.00         09/15/06             253,618
                                                                                                ------------
             FOREST PRODUCTS (0.5%)
     630     Weyerhaeuser Co...................................    5.50         03/15/05             663,463
                                                                                                ------------
             GAS DISTRIBUTORS (0.6%)
     470     Consolidated Natural Gas Co.......................   5.375         11/01/06             505,226

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

 $    62     Ras Laffan Liquid Natural Gas Co. Ltd. -- 144A*
              (Qatar)..........................................   7.628%        09/15/06        $     65,140
     215     Ras Laffan Liquid Natural Gas Co. Ltd. -- 144A*
              (Qatar)..........................................   8.294         03/15/14             232,178
      65     Sempra Energy.....................................    6.00         02/01/13              67,705
                                                                                                ------------
                                                                                                     870,249
                                                                                                ------------
             HOME BUILDING (0.3%)
     135     Centex Corp.......................................   7.875         02/01/11             157,249
     220     Pulte Homes, Inc..................................   7.875         08/01/11             254,225
                                                                                                ------------
                                                                                                     411,474
                                                                                                ------------
             HOME FURNISHINGS (0.1%)
     130     Mohawk Industries, Inc. (Class C).................    6.50         04/15/07             142,614
                                                                                                ------------
             HOME IMPROVEMENT CHAINS (0.3%)
     300     Lowe's Companies Inc..............................    7.50         12/15/05             340,534
                                                                                                ------------
             HOSPITAL/NURSING MANAGEMENT (0.6%)
     335     HCA Inc...........................................   7.125         06/01/06             359,744
     460     Manor Care, Inc...................................    8.00         03/01/08             483,000
                                                                                                ------------
                                                                                                     842,744
                                                                                                ------------
             HOTELS/RESORTS/CRUISELINES (0.7%)
     195     Hyatt Equities LLC -- 144A*.......................   6.875         06/15/07             197,884
     195     Marriott International, Inc. (Series D)...........   8.125         04/01/05             211,739
     265     Marriott International, Inc. (Series E)...........    7.00         01/15/08             290,415
     195     Starwood Hotels & Resorts Worldwide, Inc. --
              144A*............................................   7.375         05/01/07             191,100
                                                                                                ------------
                                                                                                     891,138
                                                                                                ------------
             INDUSTRIAL CONGLOMERATES (0.4%)
     515     Honeywell International, Inc......................   5.125         11/01/06             548,266
                                                                                                ------------
             INSURANCE BROKERS/SERVICES (0.3%)
     410     Marsh & Mclennan Companies, Inc. -- 144A*.........   5.375         03/15/07             443,566
                                                                                                ------------
             INTEGRATED OIL (0.4%)
     305     Conoco Inc........................................    5.90         04/15/04             319,223
     225     ConocoPhillips....................................    8.50         05/25/05             255,181
                                                                                                ------------
                                                                                                     574,404
                                                                                                ------------
             INVESTMENT BANKS/BROKERS (1.2%)
     580     Goldman Sachs Group Inc...........................   6.875         01/15/11             661,734
   1,000     Lehman Brothers Holdings, Inc.***.................   6.125         07/15/03           1,016,878
                                                                                                ------------
                                                                                                   1,678,612
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

             INVESTMENT MANAGERS (0.6%)
 $   735     TIAA Global Markets -- 144A*......................   5.00 %        03/01/07        $    785,021
                                                                                                ------------
             LIFE/HEALTH INSURANCE (1.7%)
     365     Equitable Life Assurance Society -- 144A*.........    6.95         12/01/05             407,680
     475     John Hancock Global Funding II -- 144A*...........    7.90         07/02/10             569,136
     500     Metropolitan Life Insurance Co. -- 144A*..........    6.30         11/01/03             516,108
     335     Monumental Global Funding II -- 144A*.............    6.05         01/19/06             368,190
     410     Prudential Funding LLC (Series MTN) -- 144A*......    6.60         05/15/08             457,245
                                                                                                ------------
                                                                                                   2,318,359
                                                                                                ------------
             MAJOR BANKS (0.7%)
     305     Bank One Corp.***.................................    6.00         02/17/09             338,465
     475     First Union National Bank***......................    7.80         08/18/10             583,612
                                                                                                ------------
                                                                                                     922,077
                                                                                                ------------
             MAJOR TELECOMMUNICATIONS (1.0%)
     125     AT&T Corp.........................................    7.80         11/15/11             135,672
     165     British Telecommunications PLC (United Kingdom)...   8.375         12/15/10             199,944
     150     Deutsche Telekom International Finance Corp.
              (Netherlands)....................................    8.50         06/15/10             174,743
      80     Verizon Communications............................    6.36         04/15/06              87,894
     165     Verizon Global Funding Corp.......................    7.25         12/01/10             192,052
     480     Verizon New England Inc...........................    6.50         09/15/11             540,230
                                                                                                ------------
                                                                                                   1,330,535
                                                                                                ------------
             MANAGED HEALTH CARE (1.0%)
     340     Aetna, Inc........................................   7.875         03/01/11             397,623
      60     Anthem, Inc.......................................    6.80         08/01/12              67,838
     295     Health Net, Inc...................................   8.375         04/15/11             341,295
     270     UnitedHealth Group Inc............................    7.50         11/15/05             303,664
     175     Wellpoint Health Network, Inc.....................   6.375         06/15/06             193,361
                                                                                                ------------
                                                                                                   1,303,781
                                                                                                ------------
             MEDIA CONGLOMERATES (0.3%)
     185     AOL Time Warner Inc...............................    6.75         04/15/11             193,829
     250     News American Inc.................................   6.625         01/09/08             272,308
                                                                                                ------------
                                                                                                     466,137
                                                                                                ------------
             MOTOR VEHICLES (1.0%)
     340     DaimlerChrysler North American Holdings Co........    8.00         06/15/10             393,507
   1,000     General Motors Corp.***...........................    7.20         01/15/11           1,018,249
                                                                                                ------------
                                                                                                   1,411,756
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

             MULTI-LINE INSURANCE (1.1%)
 $   545     AIG SunAmerica Global Finance -- 144A*............   6.30 %        05/10/11        $    618,884
     250     Farmers Insurance Exchange -- 144A*...............    8.50         08/01/04             251,652
     500     Hartford Financial Service Group, Inc. (The)......    7.75         06/15/05             556,797
      80     Nationwide Mutual Insurance -- 144A*..............    6.50         02/15/04              82,560
                                                                                                ------------
                                                                                                   1,509,893
                                                                                                ------------
             OIL & GAS PRODUCTION (0.4%)
      35     Devon Financing Corp..............................   6.875         09/30/11              39,795
     115     Kerr-McGee Corp...................................   5.875         09/15/06             123,730
     210     PEMEX Project Funding Master Trust -- 144A*.......   7.875         02/01/09             228,375
      90     PEMEX Project Funding Master Trust................   9.125         10/13/10             102,938
                                                                                                ------------
                                                                                                     494,838
                                                                                                ------------
             OTHER CONSUMER SERVICES (0.1%)
     175     Cendant Corp......................................   7.375         01/15/13             182,801
                                                                                                ------------
             PULP & PAPER (0.4%)
     105     Abitibi-Consolidated Inc. (Canada)................    8.55         08/01/10             115,561
     130     International Paper Co. -- 144A*..................    5.85         10/30/12             138,677
     105     MeadWestVaco Corp.................................    6.85         04/01/12             118,452
     105     Sappi Papier Holding AG -- 144A* (Austria)........    6.75         06/15/12             118,689
                                                                                                ------------
                                                                                                     491,379
                                                                                                ------------
             RAILROADS (0.7%)
     535     Norfolk Southern Corp.***.........................   7.875         02/15/04             566,499
     395     Union Pacific Corp................................    5.84         05/25/04             412,923
                                                                                                ------------
                                                                                                     979,422
                                                                                                ------------
             REAL ESTATE DEVELOPMENT (0.4%)
     204     World Financial Properties -- 144A*...............    6.91         09/01/13             226,331
     245     World Financial Properties -- 144A*...............    6.95         09/01/13             270,251
                                                                                                ------------
                                                                                                     496,582
                                                                                                ------------
             REAL ESTATE INVESTMENT TRUSTS (0.7%)
     290     EOP Operating L.P.................................   6.763         06/15/07             320,180
      40     Prologis Trust....................................    5.50         03/01/13              40,894
     425     Simon Property Group L.P..........................   6.375         11/15/07             465,471
     115     Vornado Realty Trust..............................   5.625         06/15/07             118,769
                                                                                                ------------
                                                                                                     945,314
                                                                                                ------------
             SAVINGS BANKS (0.1%)
     145     Washington Mutual Bank............................    5.50         01/15/13             153,585
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

             SERVICES TO THE HEALTH INDUSTRY (0.3%)
 $   335     Anthem Insurance Companies, Inc. -- 144A*.........   9.125%        04/01/10        $    410,369
                                                                                                ------------
             Total Corporate Bonds
              (COST $31,301,424)..............................................................    33,427,255
                                                                                                ------------
             Foreign Government Obligations (0.3%)
     315     United Mexican States Corp. (Mexico)..............   8.625         03/12/08             363,825
      75     United Mexican States Corp. (Mexico)..............   8.375         01/14/11              84,712
                                                                                                ------------
             Total Foreign Government Obligations
              (COST $429,029).................................................................       448,537
                                                                                                ------------
             U.S. Government & Agency Obligations (13.7%)
     540     Private Export Funding Corp.***...................    6.86         04/30/04             572,800

.........     U.S. Treasury Note
     800     ***...............................................   4.875         02/15/12             877,250
   3,500     ***...............................................    5.00         08/15/11           3,875,567
   1,520     ***...............................................    6.50         02/15/10           1,828,513
   2,000     ***...............................................    7.25         08/15/04           2,171,094
   8,300     ***...............................................   7.875         11/15/04           9,202,949
                                                                                                ------------
             Total U.S. Government & Agency Obligations
              (COST $18,326,641)..............................................................    18,528,173
                                                                                                ------------
             Mortgage-Backed Securities (30.5%)

.........     Federal Home Loan Mortgage Corp.
     173     ..................................................    7.50         09/01/30             185,031
   3,128     ..................................................    8.00    08/01/29 - 06/01/31     3,370,525

.........     Federal National Mortgage Assoc.
  17,500     ..................................................    6.50            **             18,282,812
   4,000     ..................................................    7.00            **              4,218,750
   9,000     ..................................................    7.50            **              9,587,812
   4,158     ..................................................    7.50    09/01/29 - 07/01/32     4,429,556
   1,076     ..................................................    8.00    10/01/29 - 09/01/31     1,161,890
                                                                                                ------------
             Total Mortgage-Backed Securities
              (COST $41,008,477)..............................................................    41,236,376
                                                                                                ------------
             Asset-Backed Securities (17.7%)
             FINANCE/RENTAL/LEASING (16.9%)
     700     BMW Vehicle Owner Trust (Series 2002-A)
              (Class A4)***....................................    4.46         05/25/07             739,896

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

 $   730     Capital Auto Receivables Asset Trust
              (Series 2002-3) (Class A3)***....................   3.58%         10/16/06        $    754,619
     750     Capital Auto Receivables Asset Trust
              (Series 2002-2) (Class A4)***....................    4.50         10/15/07             788,550
     795     Chase Credit Card Master Trust (Series 2001-4)
              (Class A)***.....................................    5.50         11/17/08             865,723
     700     Chase Manhattan Auto Owner Trust (Series 2002-A)
              (Class A4)***....................................    4.24         09/15/08             735,092
     800     Chase Manhattan Auto Owner Trust (Series 2002-3)
              (Class A4)***....................................    4.21         01/15/09             840,856
     700     Citibank Credit Card Issuance Trust
              (Series 2001-A8) (Class A8)***...................    4.10         12/07/06             728,836
   1,000     Citibank Credit Card Issuance Trust
              (Series 2002-A3) (Class A3)***...................    4.40         05/15/07           1,053,487
     650     Citibank Credit Card Issuance Trust
              (Series 2003-A2) (Class A2)......................    2.70         01/15/08             657,129
     900     Citibank Credit Card Issuance Trust
              (Series 2000-A1) (Class A1)***...................    6.90         10/15/07           1,006,884
     475     Connecticut RRB Special Purpose Trust CL&P-1
              (Series 2001-1) (Class A2).......................    5.36         03/30/07             496,390
     187     Daimler Chrysler Auto Trust (Series 2002-C)
              (Class A3).......................................    6.82         09/06/04             188,418
     800     Daimler Chrysler Auto Trust (Series 2002-A)
              (Class A4)***....................................    4.49         10/06/08             841,796
     900     Daimler Chrysler Auto Trust (Series 2002-C)
              (Class A4)***....................................    3.09         01/08/08             919,141
     900     Fleet Credit Card Master Trust II (Series 2002-C)
              (Class A)***.....................................    2.75         04/15/08             913,627
     400     Ford Credit Auto Owner Trust (Series 2002-B)
              (Class A3A)......................................    4.14         12/15/05             411,542
     225     Ford Credit Auto Owner Trust (Series 2002-B)
              (Class A4).......................................    4.75         08/15/06             238,436
     750     Ford Credit Auto Owner Trust (Series 2002-C)
              (Class A4).......................................    3.79         09/15/06             780,270
   1,000     Ford Credit Auto Owner Trust (Series 2002-D)
              (Class A4A)***...................................    3.13         11/15/06           1,025,089
     700     Harley-Davidson Motorcycle Trust (Series 2002-1)
              (Class A2).......................................    4.50         01/15/10             735,978
     600     Harley-Davidson Motorcycle Trust (Series 2002-2)
              (Class A2).......................................    3.09         06/15/10             614,481

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

 $   500     Harley-Davidson Motorcycle Trust (Series 2003-1)
              (Class A2).......................................   2.63%         11/15/10        $    504,426
     500     Honda Auto Receivables Owner Trust
              (Series 2002-1) (Class A3).......................    3.50         10/17/05             508,848
     850     Honda Auto Receivables Owner Trust
              (Series 2002-2) (Class A4).......................    4.49         09/17/07             896,574
     500     Honda Auto Receivables Owner Trust
              (Series 2002-4) (Class A4).......................    2.70         03/17/08             504,529
     800     Honda Auto Receivables Owner Trust
              (Series 2003-1) (Class A4).......................    2.48         07/18/08             803,108
     600     MBNA Credit Card Master Note Trust
              (Series 2002-A6) (Class A6)......................    3.90         11/15/07             625,544
      17     MMCA Automobile Trust (Series 2000-1)
              (Class A3).......................................    7.00         06/15/04              17,209
     750     National City Auto Receivables Trust
              (Series 2002-A) (Class A3).......................    4.04         07/15/06             771,184
     400     Nissan Auto Receivables Owner Trust
              (Series 2002-A) (Class A3).......................    3.58         09/15/05             407,543
     325     Nissan Auto Receivables Owner Trust
              (Series 2001-C) (Class A4).......................    4.80         02/15/07             340,878
     600     Nissan Auto Receivables Owner Trust
              (Series 2002-B) (Class A4).......................    4.60         09/17/07             633,194
     600     Nordstrom Private Label Credit Card Master
              (Series 2001-1A) (Class A) -- 144A*..............    4.82         04/15/10             638,209
     900     Volkswagen Auto Lease Trust (Series 2002-A)
              (Class A3)***....................................    2.36         12/20/05             908,579
                                                                                                ------------
                                                                                                  22,896,065
                                                                                                ------------
             MAJOR BANKS (0.8%)
   1,000     Bank One Issuance Trust (Series 2002-A4)
              (Class A4)***....................................    2.94         06/16/08           1,019,996
                                                                                                ------------
             Total Asset-Backed Securities
              (COST $23,136,927)..............................................................    23,916,061
                                                                                                ------------
             Collateralized Mortgage Obligation (0.3%)
     361     Fannie Mae 2002-18PG (Cost $387,875)..............    5.50         06/25/08             364,795
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON         MATURITY
THOUSANDS                                                         RATE            DATE             VALUE

------------------------------------------------------------------------------------------------------------

             Short-Term Investment (23.0%)
             Repurchase Agreement
 $31,077     Joint repurchase agreement account (dated
             02/28/03; proceeds $31,080,522) (a) (COST
             $31,077,000)......................................   1.36%         03/03/03        $ 31,077,000
                                                                                                ------------

           Total Investments
            (COST $145,667,373) (b)..........................      110.2%      148,998,197

           Liabilities in Excess of Other Assets.............      (10.2)      (13,767,853)
                                                                   -----      ------------

           Net Assets........................................      100.0%     $135,230,344
                                                                   =====      ============

---------------------

  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
 (A)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,337,164 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,340, RESULTING IN NET UNREALIZED APPRECIATION OF $3,330,824.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
FEBRUARY 28, 2003 (UNAUDITED)

Assets:
Investments in securities, at value (including
 repurchase agreement of $31,077,000)
 (cost $145,667,373)..............................  $148,998,197
Receivable for:
  Investments sold................................   40,235,002
  Shares of beneficial interest sold..............    2,381,820
  Interest........................................      961,818
Prepaid expenses and other assets.................       71,561
                                                    -----------
    Total Assets..................................  192,648,398
                                                    -----------
Liabilities:
Payable for:
  Investments purchased...........................   57,019,319
  Shares of beneficial interest redeemed..........      132,438
  Distribution fee................................       76,368
  Investment management fee.......................       61,345
  Dividends and distributions to shareholders.....       23,380
Accrued expenses and other payables...............      105,204
                                                    -----------
    Total Liabilities.............................   57,418,054
                                                    -----------
    Net Assets....................................  $135,230,344
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $147,075,963
Net unrealized appreciation.......................    3,330,824
Dividends in excess of net investment income......     (835,928)
Accumulated net realized loss.....................  (14,340,515)
                                                    -----------
    Net Assets....................................  $135,230,344
                                                    ===========
Class A Shares:
Net Assets........................................  $10,022,642
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    1,037,099
    Net Asset Value Per Share.....................  $      9.66
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET
     VALUE).......................................  $     10.09
                                                    ===========
Class B Shares:
Net Assets........................................  $107,312,609
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................   11,193,062
    Net Asset Value Per Share.....................  $      9.59
                                                    ===========
Class C Shares:
Net Assets........................................   $9,234,718
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      961,624
    Net Asset Value Per Share.....................  $      9.60
                                                    ===========
Class D Shares:
Net Assets........................................   $8,660,375
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      906,133
    Net Asset Value Per Share.....................  $      9.56
                                                    ===========

Statement of Operations
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

Net Investment Income:
Interest Income...................................  $1,687,537
                                                    ---------
Expenses
Distribution fee (Class A shares).................      8,301
Distribution fee (Class B shares).................    438,703
Distribution fee (Class C shares).................     34,662
Investment management fee.........................    386,635
Transfer agent fees and expenses..................     69,107
Registration fees.................................     34,030
Shareholder reports and notices...................     29,138
Professional fees.................................     23,894
Trustees' fees and expenses.......................      9,267
Other.............................................      5,204
                                                    ---------
    Total Expenses................................  1,038,941
                                                    ---------
    Net Investment Income.........................    648,596
                                                    ---------

Net Realized and Unrealized Gain:
Net realized gain.................................     54,815
Net change in unrealized appreciation.............  3,115,394
                                                    ---------
    Net Gain......................................  3,170,209
                                                    ---------
Net Increase......................................  $3,818,805
                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                             FOR THE SIX      FOR THE YEAR
                                            MONTHS ENDED          ENDED
                                          FEBRUARY 28, 2003  AUGUST 31, 2002
                                          -----------------  ---------------
                                             (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $    648,596      $  3,829,987
Net realized gain.......................          54,815         2,245,051
Net change in unrealized
 appreciation/depreciation..............       3,115,394        (1,010,383)
                                            ------------      ------------

    Net Increase........................       3,818,805         5,064,655
                                            ------------      ------------

Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................        (116,315)         (179,929)
Class B shares..........................      (1,525,073)       (3,265,862)
Class C shares..........................        (119,913)         (155,164)
Class D shares..........................        (205,169)         (218,659)
                                            ------------      ------------

    Total Dividends.....................      (1,966,470)       (3,819,614)
                                            ------------      ------------

Net increase from transactions in shares
 of beneficial interest.................       1,052,264        22,208,366
                                            ------------      ------------

    Net Increase........................       2,904,599        23,453,407

Net Assets:
Beginning of period.....................     132,325,745       108,872,338
                                            ------------      ------------

End of Period
 (INCLUDING DIVIDENDS IN EXCESS OF NET
 INVESTMENT INCOME OF $835,928 AND
 ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME OF $481,946,
 RESPECTIVELY)..........................    $135,230,344      $132,325,745
                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2003 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Quality Income Trust (the "Fund"), formerly Morgan Stanley Intermediate Income Securities (the Fund's name changed effective April 22,
2003), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund seeks to achieve its objective by investing at least 80% of its assets in intermediate term, investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement , the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of the daily net asset exceeding $1 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,699,464 at February 28, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended
February 28, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $8,125, $133,711 and $2,790, respectively and received $46,164 in front-end sales

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended February 28, 2003, aggregated $282,928,775, and $281,959,380, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $38,883,319 and $47,174,243, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,539. At February 28, 2003, the Fund had an accrued pension liability of $58,673 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At August 31, 2002, the Fund had a net capital loss carryover of approximately $13,345,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

              AMOUNT IN THOUSANDS
------------------------------------------------
 2003   2004   2005   2006   2008    2009   2010
------  ----  ------  ----  ------  ------  ----
$6,103  $313  $2,351  $200  $1,146  $2,892  $340
======  ====  ======  ====  ======  ======  ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,054,000 during fiscal 2002.

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and book amortization of discounts on debt securities.

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS / / FEBRUARY 28, 2003 (UNAUDITED) CONTINUED

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE SIX               FOR THE YEAR
                                      MONTHS ENDED                 ENDED
                                   FEBRUARY 28, 2003          AUGUST 31, 2002
                                ------------------------  ------------------------
                                      (UNAUDITED)
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  ------------
CLASS A SHARES
Sold..........................   1,323,294  $ 12,697,683   4,601,318  $ 43,662,281
Reinvestment of dividends.....       8,936        85,727      16,108       151,661
Redeemed......................  (1,420,532)  (13,604,001) (3,938,770)  (37,318,849)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class A......................     (88,302)     (820,591)    678,656     6,495,093
                                ----------  ------------  ----------  ------------
CLASS B SHARES
Sold..........................   3,290,343    31,261,009   8,301,113    77,663,399
Reinvestment of dividends.....     108,278     1,029,614     229,053     2,136,654
Redeemed......................  (3,132,215)  (29,697,198) (8,023,847)  (75,013,877)
                                ----------  ------------  ----------  ------------
Net increase -- Class B.......     266,406     2,593,425     506,319     4,786,176
                                ----------  ------------  ----------  ------------
CLASS C SHARES
Sold..........................   1,468,186    13,943,631   1,056,702     9,887,000
Reinvestment of dividends.....       9,205        87,687      13,255       123,842
Redeemed......................  (1,193,818)  (11,342,446)   (843,310)   (7,894,423)
                                ----------  ------------  ----------  ------------
Net increase -- Class C.......     283,573     2,688,872     226,647     2,116,419
                                ----------  ------------  ----------  ------------
CLASS D SHARES
Sold..........................   1,559,725    14,770,938   1,856,116    17,358,806
Reinvestment of dividends.....      11,636       110,402      14,251       132,783
Redeemed......................  (1,932,104)  (18,290,782)   (926,421)   (8,680,911)
                                ----------  ------------  ----------  ------------
Net increase (decrease) --
 Class D......................    (360,743)   (3,409,442)    943,946     8,810,678
                                ----------  ------------  ----------  ------------
Net increase in Fund..........     100,934  $  1,052,264   2,355,568  $ 22,208,366
                                ==========  ============  ==========  ============

7. Subsequent Events -- Change in Investment Policies
Effective April 22, 2003, the Fund will seek to achieve its objective by investing in general investment grade corporate bonds without any limit as to the maturities of the Fund's investments or the weighted average maturity of the Fund's portfolio. Additionally, on April 22, 2003, shareholders of the Fund approved the Fund's use of futures.

Morgan Stanley Quality Income Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                              FOR THE SIX                      FOR THE YEAR ENDED AUGUST 31,
                             MONTHS ENDED     ---------------------------------------------------------------
                           FEBRUARY 28, 2003     2002         2001         2000         1999         1998
                           -----------------  -----------  -----------  -----------  -----------  -----------
                              (UNAUDITED)
Class A Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....        $ 9.53          $ 9.35      $ 8.97       $ 9.30       $ 9.71       $ 9.59
                                 ------          ------      ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................          0.07            0.37        0.52         0.55         0.55         0.56
  Net realized and
   unrealized gain
   (loss)................          0.23            0.19        0.38        (0.33)       (0.41)        0.13
                                 ------          ------      ------       ------       ------       ------

Total income from
 investment operations...          0.30            0.56        0.90         0.22         0.14         0.69
                                 ------          ------      ------       ------       ------       ------

Less dividends from net
 investment income.......         (0.17)          (0.38)      (0.52)       (0.55)       (0.55)       (0.57)
                                 ------          ------      ------       ------       ------       ------

Net asset value, end of
 period..................        $ 9.66          $ 9.53      $ 9.35       $ 8.97       $ 9.30       $ 9.71
                                 ======          ======      ======       ======       ======       ======

Total Return+............          3.16%(1)        6.17%      10.34%        2.49%        1.39%        7.30%

Ratios to Average Net
 Assets:(3)
Expenses.................          1.11%(2)        1.04%       1.21%        1.10%        1.08%        1.10%
Net investment income....          1.51%(2)        4.03%       5.71%        6.02%        5.67%        5.80%
Supplemental Data:
Net assets, end of
 period, in thousands....       $10,023         $10,730      $4,177       $4,196       $3,557       $3,457
Portfolio turnover
 rate....................           231%(1)         400%        358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
FINANCIAL HIGHLIGHTS CONTINUED

                              FOR THE SIX                      FOR THE YEAR ENDED AUGUST 31,
                             MONTHS ENDED     ---------------------------------------------------------------
                           FEBRUARY 28, 2003     2002         2001         2000         1999         1998
                           -----------------  -----------  -----------  -----------  -----------  -----------
                              (UNAUDITED)
Class B Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....        $ 9.45          $ 9.35       $ 8.98       $ 9.31       $ 9.70       $ 9.59
                                 ------          ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................          0.04            0.31         0.47         0.49         0.49         0.51
  Net realized and
   unrealized gain
   (loss)................          0.24            0.10         0.37        (0.33)       (0.39)        0.11
                                 ------          ------       ------       ------       ------       ------
Total income from
 investment operations...          0.28            0.41         0.84         0.16         0.10         0.62
                                 ------          ------       ------       ------       ------       ------

Less dividends from net
 investment income.......         (0.14)          (0.31)       (0.47)       (0.49)       (0.49)       (0.51)
                                 ------          ------       ------       ------       ------       ------

Net asset value, end of
 period..................        $ 9.59          $ 9.45       $ 9.35       $ 8.98       $ 9.31       $ 9.70
                                 ======          ======       ======       ======       ======       ======

Total Return+............          2.98%(1)        4.58%        9.55%        1.80%        0.92%        6.53%

Ratios to Average Net
 Assets:(3)
Expenses.................          1.71%(2)        1.72%        1.84%        1.77%        1.75%        1.71%
Net investment income....          0.91%(2)        3.35%        5.08%        5.35%        5.00%        5.19%
Supplemental Data:
Net assets, end of
 period, in thousands....      $107,313        $103,238      $97,452      $82,964     $120,843     $151,515
Portfolio turnover
 rate....................           231%(1)         400%         358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
FINANCIAL HIGHLIGHTS CONTINUED

                              FOR THE SIX                      FOR THE YEAR ENDED AUGUST 31,
                             MONTHS ENDED     ---------------------------------------------------------------
                           FEBRUARY 28, 2003     2002         2001         2000         1999         1998
                           -----------------  -----------  -----------  -----------  -----------  -----------
                              (UNAUDITED)
Class C Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....       $ 9.46          $ 9.36       $ 8.99       $ 9.32       $ 9.71       $ 9.61
                                ------          ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................         0.04            0.31         0.47         0.49         0.49         0.49
  Net realized and
   unrealized gain
   (loss)................         0.24            0.10         0.37        (0.33)       (0.39)        0.11
                                ------          ------       ------       ------       ------       ------

Total income from
 investment operations...         0.28            0.41         0.84         0.16         0.10         0.60
                                ------          ------       ------       ------       ------       ------

Less dividends from net
 investment income.......        (0.14)          (0.31)       (0.47)       (0.49)       (0.49)       (0.50)
                                ------          ------       ------       ------       ------       ------

Net asset value, end of
 period..................       $ 9.60          $ 9.46       $ 9.36       $ 8.99       $ 9.32       $ 9.71
                                ======          ======       ======       ======       ======       ======

Total Return+............         2.97%(1)        4.57%        9.54%        1.80%        0.91%        6.39%

Ratios to Average Net
 Assets:(3)
Expenses.................         1.71%(2)        1.72%        1.84%        1.77%        1.75%        1.71%
Net investment income....         0.91%(2)        3.35%        5.08%        5.35%        5.00%        5.19%
Supplemental Data:
Net assets, end of
 period, in thousands....       $9,235          $6,415       $4,226       $1,738       $1,759         $457
Portfolio turnover
 rate....................          231%(1)         400%         358%         114%          99%          98%

---------------------

  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
FINANCIAL HIGHLIGHTS CONTINUED

                              FOR THE SIX                      FOR THE YEAR ENDED AUGUST 31,
                             MONTHS ENDED     ---------------------------------------------------------------
                           FEBRUARY 28, 2003     2002         2001         2000         1999         1998
                           -----------------  -----------  -----------  -----------  -----------  -----------
                              (UNAUDITED)
Class D Shares:
Selected Per Share Data:
Net asset value,
 beginning of period.....       $ 9.43           $ 9.35      $ 8.98       $ 9.31       $ 9.70       $ 9.59
                                ------           ------      ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income................         0.08             0.38        0.55         0.57         0.57         0.59
  Net realized and
   unrealized gain
   (loss)................         0.23             0.09        0.37        (0.33)       (0.39)        0.11
                                ------           ------      ------       ------       ------       ------

Total income from
 investment operations...         0.31             0.47        0.92         0.24         0.18         0.70
                                ------           ------      ------       ------       ------       ------

Less dividends from net
 investment income.......        (0.18)           (0.39)      (0.55)       (0.57)       (0.57)       (0.59)
                                ------           ------      ------       ------       ------       ------

Net asset value, end of
 period..................       $ 9.56           $ 9.43      $ 9.35       $ 8.98       $ 9.31       $ 9.70
                                ======           ======      ======       ======       ======       ======

Total Return+............         3.31%(1)         5.23%      10.48%        2.67%        1.79%        7.43%

Ratios to Average Net
 Assets:(3)
Expenses.................         0.86%(2)         0.87%       0.99%        0.92%        0.90%        0.86%
Net investment income....         1.76%(2)         4.20%       5.93%        6.20%        5.85%        6.04%
Supplemental Data:
Net assets, end of
 period, in thousands....       $8,660          $11,943      $3,018       $6,834       $7,493       $5,726
Portfolio turnover
 rate....................          231%(1)          400%        358%         114%          99%          98%

---------------------

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       76